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                                                                         EX-10.2

August 24, 2000

Syratech Corporation, for itself and
on behalf of the other Borrowers party
to the Loan Agreement referred to below
175 McClellan Highway
East Boston, Massachusetts 02128-9114

         Attention:  Ami Trauber

Ladies and Gentlemen:

         We refer to the Loan and Security Agreement dated as of April 16, 1997, as amended by Amendment No. 1 dated as of July 31, 1997, Amendment No. 2 dated as of December 31, 1997, Amendment No. 3 dated as of March 30, 1998 and Amendment No. 4 dated as of March 26, 1999 (as so amended, the "Loan Agreement") by and among Syratech Corporation, a Delaware corporation ("Syratech"), and certain of its Affiliates listed on the signature pages thereto (collectively, the Borrowers"), the financial institutions party thereto from time to time (the "Lenders") and Bank of America, N.A., a national banking association, as administrative agent (the "Administrative Agent") for the Lenders. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

         You have informed us that Syratech proposes to purchase certain of its outstanding Senior Notes for an aggregate purchase price not to exceed $12,000,000 (each, a "Purchase" and collectively, the "Purchases") and the Borrowers have requested that the Required Lenders' consent to the Purchases (which, absent such consent, may constitute an Event of Default pursuant to Section 9.10 of the Loan Agreement (Use of Proceeds) and would constitute an Event of Default pursuant to Section 11.6 of the Loan Agreement (Restricted Distributions and Payments, Etc.).

         The undersigned (constituting at least the Required Lenders) hereby consent to the Purchases, effective as of September 1, 2000 upon the Administrative Agent's receipt of (I) at least seven copies of this letter duly executed and delivered by the Borrowers and the Required Lenders and (ii) a fee in the amount of $20,000, to be shared by the Lenders Ratably in accordance with their respective Commitments, as consideration for the consent evidenced hereby; PROVIDED, that no Default or Event of Default shall have occurred and be continuing on the date of any proposed Purchase or would exist after giving effect thereto.

         Except to the extent expressly modified as set forth above, the Loan Agreement and the terms conditions and provisions of the other Loan Documents, are hereby ratified and confirmed and remain in full force and effect.

         If the foregoing is acceptable to you, please acknowledge your receipt of this letter and acceptance of the terms hereof by signing the enclosed duplicate of this letter in the space provided and returning it to the undersigned.


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Syratech Corporation, for itself and
on behalf of the other Borrowers party
to the Loan Agreement referred to below
August 24, 2000
Page 2

                                      Very truly yours,

                                      BANK OF AMERICA, N.A., as Administrative
                                      Agent and a Lender

                                      By: /s/ Andrew A. Doherty
                                          --------------------------------------
                                          Andrew A. Doherty
                                          Vice President

                                      UNION BANK OF CALIFORNIA, as a Lender

                                      By: /s/ Greg F. Ennis
                                          --------------------------------------
                                          Name:  Greg F. Ennis
                                          Title: Vice President

                                      FLEET CAPITAL CORPORATION, as a
                                      Lender

                                      By: /s/ Matthew T. O'Keefe
                                          --------------------------------------
                                          Name:  Matthew T. O'Keefe
                                          Title: Senior Vice President

                                      AMERICAN NATIONAL BANK AND
                                      TRUST COMPANY OF CHICAGO, as a
                                      Lender

                                      By: /s/ Dawn M. Dieter
                                          --------------------------------------
                                          Name:  Dawn M. Dieter
                                          Title: Vice President


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Syratech Corporation, for itself and
on behalf of the other Borrowers party
to the Loan Agreement referred to below
August 24, 2000
Page 3

                                       Acknowledged and agreed to
                                       this 25th day of August
                                       2000:

                                       SYRATECH CORPORATION

                                       By: /s/ Ami A. Trauber
                                           -----------------------------------
                                           Name:  Ami A. Trauber
                                           Title: Vice President and Cfo

                                       TOWLE MANUFACTURING COMPANY

                                       By: /s/ Ami A. Trauber
                                           -----------------------------------
                                           Name:  Ami A. Trauber
                                           Title: Vice President and CFO

                                       LEONARD FLORENCE ASSOCIATES, INC.

                                       By: /s/ Ami A. Trauber
                                           -----------------------------------
                                           Name:  Ami A. Trauber
                                           Title: Vice President and CFO

                                       WALLACE INTERNATIONAL
                                       SILVERSMITHS, INC.

                                       By: /s/ Ami A. Trauber
                                           -----------------------------------
                                           Name:  Ami A. Trauber
                                           Title: Vice President and CFO

                                       RAUCH INDUSTRIES, INC.,

                                       By: /s/ Ami A. Trauber
                                           -----------------------------------
                                           Name:  Ami A. Trauber
                                           Title: Vice President and CFO

                                       FARBERWARE, INC.

                                       By: /s/ Ami A. Trauber
                                           -----------------------------------
                                           Name:  Ami A. Trauber
                                           Title: Vice President and CFO


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Syratech Corporation, for itself and
on behalf of the other Borrowers party
to the Loan Agreement referred to below
August 24, 2000
Page 4

                                       SILVESTRI, INC.

                                       By: /s/ Ami A. Trauber
                                           -----------------------------------
                                           Name:  Ami A. Trauber
                                           Title: Vice President and CFO

                                       ROCHARD, INC.

                                       By: /s/ Ami A. Trauber
                                           -----------------------------------
                                           Name:  Ami A. Trauber
                                           Title: Vice President and CFO

                                       HOLIDAY PRODUCTS, INC.

                                       By: /s/ Ami A. Trauber
                                           -----------------------------------
                                           Name:  Ami A. Trauber
                                           Title: Vice President and CFO